Exhibit 99.2

1 Third Quarter 2021 Earnings Conference Call Third Quarter 2021 Earnings Conference Call November 3, 2021

2 Third Quarter 2021 Earnings Conference Call Forward-Looking Statements Statements made during this presentation that set forth expectations, predictions, projections or are about future events are based on facts and situations that are known to us as of November 3, 2021. We believe that our expectations and assumptions are reasonable. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 12-21 of our Form 10-K filed on February 26, 2021 and other subsequent filings by Matson with the SEC. Statements made during this presentation are not guarantees of future performance. We do not undertake any obligation to update our forward-looking statements.

3 Third Quarter 2021 Earnings Conference Call Opening Remarks • Recap of Matson’s 3Q21 results: – Solid performance in Matson’s Ocean Transportation and Logistics businesses – strong economic and business trends in the second quarter continued in the third quarter – Ocean Transportation: • China strength – continued strong demand for our expedited ocean services, including the new China-California Express (CCX) • In our domestic ocean tradelanes, we continued to see strong demand with higher year-over-year volumes compared to the largely pandemic-reduced volumes in the third quarter of last year – Logistics: • Continued to see elevated goods consumption, inventory restocking and favorable supply and demand fundamentals in our core markets • Matson is focused on reliable services and helping customers during this difficult period of supply chain congestion • Review of Sustainability Strategy

4 Third Quarter 2021 Earnings Conference Call Hawaii Service Third Quarter 2021 Performance • Container volume increased 11.5% YoY – Higher retail and hospitality-related demand compared to 3Q20, which was negatively impacted by state’s COVID- 19 mitigation efforts – Continued rebound in tourism and Hawaii economy – Towards end of quarter experienced a modest negative impact in freight related to state’s efforts to address COVID-19 Delta variant – After the Governor’s request in late August to defer travel plans, visitor traffic to the state softened • 3Q21 volume 10.6% higher than 3Q19 volume Container Volume (FEU Basis) 25,000 27,000 29,000 31,000 33,000 35,000 37,000 39,000 41,000 Q1 Q2 Q3 Q4 2020 2021 Note: 2Q 2020 volume figure includes volume related to Pasha’s vessel dry-docking. 11.5%

5 Third Quarter 2021 Earnings Conference Call Hawaii Service – Current Business Trends Select Hawaii Economic Indicators (1) Source: https://www.hawaiitourismauthority.org/media/7923/july-21revised.xlsx (2) Source: https://www.hawaiitourismauthority.org/media/7969/aug-21finalrev.xlsx (3) Source: https://www.hawaiitourismauthority.org/media/8218/sep-21.xlsx (4) Source: http://dbedt.hawaii.gov/wp-content/uploads/2021/10/21-37.pdf (5) Source: https://uhero.hawaii.edu/wp-content/uploads/2021/09/21Q3_Forecast.pdf UHERO Projections (5) 2019 2020 2021P 2022P Real GDP 1.2% (7.6)% 3.5% 2.4% Construction Jobs Growth 0.0% (2.8)% 3.8% 3.4% Population Growth (0.1)% (0.3)% (0.1)% (0.2)% Unemployment Rate 2.5% 11.8% 8.3% 6.8% Visitor Arrivals (‘000s) % change 10,385.8 5.0% 2,716.2 (73.8)% 6,598.4 142.9% 8,566.7 29.8% • Hawaii economy may experience a brief slowdown in 4Q21 as a result of state’s response to COVID-19 Delta variant – July 2021 visitor arrivals ~12% lower than in July 2019(1) – August and September 2021 visitor arrivals 22%(2) and 31%(3) lower than 2019 • Latest UHERO forecast reflects near-term negative impact from Delta variant – Unemployment remains elevated – Full return to pre-pandemic conditions may take several more years • October 2021 westbound container volume increased approximately 2% YoY – Primarily due to higher retail and hospitality- related demand – YoY growth muted by softening in tourism due to Governor’s request to defer non- essential travel – Governor announced on October 19th that non-essential travel to Hawaii can resume on November 1st 0 100 200 300 400 500 600 700 800 900 1,000 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% Jan-21 Feb-21 Mar-21 Apr-21 May-21 Jun-21 Jul-21 Aug-21 Sep-21 Visitor Arrivals (‘000s) (3) Unemployment Rate (4) Unemployment Rate and Visitor Arrivals Unemployment Rate (4) Visitor Arrivals (3)

6 Third Quarter 2021 Earnings Conference Call China Service Third Quarter 2021 Performance Container Volume (FEU Basis) 8,000 13,000 18,000 23,000 28,000 33,000 38,000 43,000 48,000 53,000 Q1 Q2 Q3 Q4 2020 2021 Note: 2Q 2020 volume figure includes volume related to seven CLX+ voyages. 3Q21 volume figure includes volume related to five CCX voyages. 3Q 2020, 4Q 2020, 1Q 2021, 2Q 2021 and 3Q 2021 volume figures include weekly CLX+ voyages. 21.7% • Container volume increased 21.7% YoY – CCX volume – Volume from an extra loader – Total number of eastbound voyages increased by 6 YoY: 5 from CCX and one extra loader • Demand driven by e-commerce, garments and other goods – Sustained and elevated consumption trends and low inventory levels driving increased demand for expedited ocean services

7 Third Quarter 2021 Earnings Conference Call China Service – Current Business Trends 1.00 1.10 1.20 1.30 1.40 1.50 1.60 1.70 1.80 Jan. 2020 Apr. 2020 Jul. 2020 Oct. 2020 Jan. 2021 Apr. 2021 Jul. 2021 U.S. Retail Trade Inventories/Sales (Adjusted) Source: https://www.census.gov/mtis/www/data/text/timeseries1.xlsx • October 2021 eastbound container volume increased approximately 11% YoY – Addition of CCX volume – One less CLX+ sailing this October as a result of timing • Currently in the Transpacific tradelane, experiencing supply chain congestion due to a combination of inventory restocking and ongoing elevated consumption trends – Retail and e-commerce demand remains strong – Continued challenging inventory replenishment environment in retail • We expect elevated consumption demand and inventory restocking conditions to remain largely in place at least through mid- year 2022

8 Third Quarter 2021 Earnings Conference Call Guam Service Third Quarter 2021 Performance Container Volume (FEU Basis) 3,000 3,500 4,000 4,500 5,000 5,500 6,000 Q1 Q2 Q3 Q4 2020 2021 14.6% • Container volume increased 14.6% YoY – Higher retail-related demand compared to pandemic-reduced level in year ago period • 3Q21 volume 17.0% higher than 3Q19 volume Current Business Trends • Guam economy recovering slowly as tourism remains constrained – Economic recovery trajectory remains uncertain • October 2021 westbound container volume increased approximately 11% YoY

9 Third Quarter 2021 Earnings Conference Call Alaska Service Third Quarter 2021 Performance • Container volume increased 10.7% YoY – Addition of Alaska-Asia Express (AAX) seafood volume – Additional northbound sailing – Higher retail-related demand – Higher southbound volume • 3Q21 volume 12.4% higher than 3Q19 volume Container Volume (FEU Basis) 10,000 12,000 14,000 16,000 18,000 20,000 22,000 24,000 Q1 Q2 Q3 Q4 2020 2021 10.7% Note: 1Q 2020 volume figure includes volume related to TOTE’s vessel dry-docking. AAX service started in 4Q20. Current Business Trends • Improving economic trends in Alaska, but economic recovery trajectory remains uncertain • October 2021 northbound container volume was approximately flat YoY

10 Third Quarter 2021 Earnings Conference Call SSAT Joint Venture Third Quarter 2021 Performance Equity in Income of Joint Venture $ 0.0 $ 2.0 $ 4.0 $ 6.0 $ 8.0 $ 10.0 $ 12.0 $ 14.0 Q1 Q2 Q3 Q4 $ in millions 2020 2021 Current Business Trends • Terminal joint venture contribution was $13.0 million, $5.3 million higher than last year – Primarily due to higher lift volume • Continue to see elevated import volume into U.S. West Coast

11 Third Quarter 2021 Earnings Conference Call Matson Logistics Third Quarter 2021 Performance Operating Income $ 0.0 $ 2.0 $ 4.0 $ 6.0 $ 8.0 $ 10.0 $ 12.0 $ 14.0 $ 16.0 $ 18.0 Q1 Q2 Q3 Q4 $ in millions 2020 2021 • Operating income of $16.0 million; YoY change of $4.1 million – Higher contributions from supply chain management and transportation brokerage • Benefitted from: – Elevated goods consumption and inventory restocking – Favorable supply and demand fundamentals in core markets Current Business Trends • Some business lines continue to benefit from elevated container volumes into Southern California

12 Third Quarter 2021 Earnings Conference Call Financial Results – Summary Income Statement See the Addendum for a reconciliation of GAAP to non-GAAP Financial Metrics.

13 Third Quarter 2021 Earnings Conference Call Cash Generation and Uses of Cash ($ 50.0) $ 50.0 $ 150.0 $ 250.0 $ 350.0 $ 450.0 $ 550.0 $ 650.0 $ 750.0 $ 850.0 Cash Flow from Operations Paydown of Borrowings, net Maint. Capex (1) New Vessel Capex (2) Dividends Share Repurchase Other Cash Flows Net Increase in Cash $ in millions Last Twelve Months Ended September 30, 2021 $ 742.3 ($ 176.4) ($ 295.7) ($ 30.0) ($ 43.4) $ 65.5 ($ 15.6) (1) Includes Maunalei lease termination payment of $95.8 million. (2) Includes capitalized interest and owner’s items. ($ 115.7)

14 Third Quarter 2021 Earnings Conference Call Financial Results – Summary Balance Sheet • Total Debt of $647.2 million(1) – $14.3 million of debt reduction in 3Q21 • Net Debt of $571.3 million(2) See the Addendum for a reconciliation of GAAP to non-GAAP Financial Metrics. (1) Total Debt is presented before any reduction for deferred loan fees as required by GAAP. (2) Net Debt is Total Debt of $647.2 million less cash and cash equivalents of $75.9 million. Debt Levels Debt Management • On July 7, 2021, terminated Maunalei operating lease and paid $95.8 million • Approximately $0.10 and $0.19 EPS accretive in 2021 and 2022, respectively

15 Third Quarter 2021 Earnings Conference Call Sustainability Strategy • We believe we have a responsibility to significantly reduce our impact on climate change by lowering our greenhouse gas (GHG) emissions Short-term goal • State-of-the-art Aloha and Kanaloa Class vessels • Recycle the last of our steamships in 2021 Medium-term goal • Reduce Scope 1 GHG emissions from our owned fleet by 40% by 2030 using a 2016 baseline Long-term goal • Achieve net zero Scope 1 GHG emissions from our fleet by 2050 • We intend to report our climate risks and opportunities in accordance with the Task Force on Climate-related Financial Disclosures (TCFD) recommendations in 2022 • Safe and healthy work environment • Advance diversity, equity, and inclusion • Workforce engagement and development • Giving back to the communities we live and operate in • Committed to upholding the highest ethical standards • Board of Directors is engaged in ESG matters • Build trust and goodwill with our many stakeholders Matson has always been committed to advancing responsible, sustainable and ethical practices throughout our Company. Environmental Stewardship People and Places Corporate Integrity

16 Third Quarter 2021 Earnings Conference Call Sustainability Strategy Environmental Stewardship • LNG installation on Daniel K. Inouye – currently scheduled for 1Q23 and to last ~5 months – Current estimated total cost of ~$35 million – Current engine is dual-fuel capable • Actively considering LNG installations on Kaimana Hila (KMH) and the two Kanaloa Class vessels (Lurline and Matsonia) – Current estimated total cost on KMH is ~$35 million – Current estimated total cost on both Kanaloa Class vessels is ~$80 million • Re-engine Manukai to operate on both LNG and conventional fuels – Current estimated total cost of ~$60 million • Installing tanks that are able to accommodate future carbon neutral fuels when commercially available • Design new vessels to be energy efficient – We continue to review options for refleeting the three Alaska vessels later this decade – While have not made this decision, could move older vessels into Alaska service and order new LNG-ready Aloha Class vessels for the China service • Other approaches and efficiency initiatives mentioned in Supplement In working to meet our 2030 GHG goal, we are evaluating and planning to pursue different approaches to increasing efficiency.

17 Third Quarter 2021 Earnings Conference Call Sustainability Strategy Environmental Stewardship (continued) • In order to achieve our 2030 goal, we currently believe we would need to have eight vessels operating on LNG by the end of the decade: – Current Aloha Class vessels (Daniel K. Inouye and Kaimana Hila) – Current Kanaloa vessels (Lurline and Matsonia) – Manukai re-engined – Three new LNG-ready vessels replacing the Alaska fleet • LNG availability via bunker barges on U.S. West Coast seems more likely in the coming years • We are working collaboratively in our industry to promote positive change and mitigate environmental impacts associated with our business operations

18 Third Quarter 2021 Earnings Conference Call Appendix

19 Third Quarter 2021 Earnings Conference Call Appendix – Non-GAAP Measures Matson reports financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company also considers other non-GAAP measures to evaluate performance, make day-to-day operating decisions, help investors understand our ability to incur and service debt and to make capital expenditures, and to understand period-over-period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on results in any particular period. These non-GAAP measures include, but are not limited to, Earnings Before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”), and Net Debt/EBITDA.